Exhibit 4.2

COMMON STOCK                                                     COMMON STOCK


[TA              ]               AUTOLIV, INC.                 [           ]

   INCORPORATED UNDER THE                                CUSIP  052800 10  9
LAWS OF THE STATE OF DELAWARE            SEE REVERSE FOR CERTAIN DEFINITIONS

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THIS IS TO CERTIFY That                                     is the owner of

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    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR
VALUE OF $1 PER SHARE OF

Autoliv, Inc. (hereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of the Corporation's duly authorized officers.

Dated:

                                 AUTOLIV, INC.
                                   CORPORATE
                                     SEAL
                                     1996
                                   DELAWARE
/S/JORGEN SVENSSON                                        /S/GUNNAR BARK
   SECRETARY                                                CHAIRMAN OF
                                                             THE BOARD


    THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUESTS MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


  TEN COM - as tenants in common     UNIF GIFT MIN ACT - ---------    Custodian -----------
                                                            (Cust)                (Minor)
  TEN ENT - as tenants by the              under Uniform Gifts to Minors
            entireties

  JT TEN  - as joint tenants with right of
            survivorship and not as tenants    Act-------------------
            in common                                 (State)



                Additional abbreviations may also be used
                      though not in the above list.

    For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

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    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
ASSIGNEE)

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------------------------------------------------------------------ shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated-----------------------

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                  NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST
                           CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                           FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                           WITHOUT ALTERATION OR ENLARGEMENT OR
                           ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.